================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 20, 2005
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-22023                  77-0156161
(State or other jurisdiction of    (Commission              (I.R.S. employer
 incorporation or organization)      File No.)           identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On January 21, 2005, Macrovision Corporation (the "Company") announced the appointment of Mr. George M. Monk as Vice President, Finance and Acting Chief Financial Officer effective January 24, 2005. In this position, Mr. Monk will also serve as the Principal Accounting Officer of the Company.

        Macrovision entered into an employment agreement with Mr. Monk on January 20, 2005, a copy of which is attached to this report as Exhibit 10.1. Under the employment agreement, Mr. Monk is employed on an "at will" basis, is entitled to an initial annual base salary of $190,000, and is eligible to participate in the Company's Executive Incentive Plan ("EIP") with a cash bonus target equal to a specified percentage of his base salary. Mr. Monk also will be eligible to receive a sign-on bonus of $15,000 and subsequent retention bonuses of $20,000 on his 1 year anniversary and $22,000 on his 2 year anniversary of employment with the Company. Macrovision also will grant Mr. Monk, on his first day of employment with the Company, options to purchase 100,000 shares of Company common stock, vesting over three years on a monthly basis set forth in his employment agreement.

        Mr. Monk's employment agreement also provides that if Mr. Monk resigns or is terminated for any reason other than "Cause" between August 1, 2005 and December 31, 2005, he will be entitled to a severance pay benefit in the form of base salary continuation for seven months plus his prorated EIP bonus at the specified percentage target for the total months employed. If Mr. Monk obtains alternative employment during such seven-month severance period, the salary continuation payments will be reduced by the amount of his monthly salary with his new employer.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (c) On January 20, 2005, the Company announced the appointment of Mr. George M. Monk as Vice President, Finance and Acting Chief Financial Officer. A copy of the press release announcing Mr. Monk's appointment is attached as Exhibit 99.1 to this report. The material terms and conditions of Mr. Monk's employment with the Company are described under Item 1.01 above, which description is incorporated by reference into this Item 5.02(c).

        Mr. Monk, age 50, has served as Vice President of Finance of Thoratec Corporation, a medical devices company, since October 2003. Prior to joining Thoratec, from September 2002 to September 2003, Mr. Monk served as an independent financial consultant to various companies. From March 2001 to August 2002, Mr. Monk served as Vice President of Finance and Controller of Redback Networks, a provider of broadband networking equipment, and from April 1997 to February 2001, Mr. Monk served as Corporate Controller of Aspect Communications, a provider of contact center solutions and services. Mr. Monk holds a B.S. in Mechanical Engineering from Leeds University in England. Mr. Monk is an English Chartered Accountant.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibit is furnished with this report on Form 8-K:

        EXHIBIT
        NUMBER                           DESCRIPTION
        -----------  -----------------------------------------------------------
        10.1         Offer letter to George Monk dated January 20, 2005
        99.1         Press release announcing appointment of George Monk

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MACROVISION CORPORATION
                                                (Registrant)




Date: January 20, 2005                      By: /s/ William A. Krepick
                                                ----------------------------
                                                    William A. Krepick
                                                    Chief Executive Officer